UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                               May 6, 2004
______________________________________________________________________________
              Date of report (Date of earliest event reported)



                            KNBT Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



     Pennsylvania                   000-50426                   38-3681905
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



90 Highland Avenue, Bethlehem, Pennsylvania                       18017
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



                              (610) 861-5000
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               Number    Description
               ------    -------------------------------

               99.1      Press Release dated May 6, 2004


Item 9.   Regulation FD Disclosure
          ------------------------

          On May 6, 2004, KNBT Bancorp, Inc. ("KNBT") announced the results of the first Annual Meeting of Shareholders of KNBT and its intention to commence stock repurchases to fund the 2004 Recognition and Retention Plan.

          The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KNBT BANCORP, INC.



  Date: May 6, 2004           By:  /s/ Eugene T. Sobol
                                   -------------------------------
                                   Eugene T. Sobol
                                   Senior Executive Vice President,
                                   Chief Operating Officer and Chief
                                     Financial Officer
































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                              EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated May 6, 2004